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                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE

                AWARE, INC. REPORTS 2004 SECOND QUARTER FINANCIAL
                                    RESULTS

BEDFORD, Mass., August 3, 2004 - Aware, Inc. (NASDAQ: AWRE), a worldwide leader and innovator of broadband intellectual property, today reported financial results for its second quarter ended June 30, 2004.

Revenues for the second quarter of 2004 were $3.7 million compared to $2.8 million for the same period last year. Net loss for the second quarter of 2004 was $0.8 million, or $0.04 per diluted share, compared to a net loss of $1.8 million, or $0.08 per diluted share, for the year-ago period.

For the six months ended June 30, 2004, revenues were $7.3 million compared to $4.8 million in the same period last year. Net loss for the six months ended June 30, 2004 was $2.0 million or $0.09 per diluted share, compared to a net loss of $4.8 million, or $0.21 per diluted share, for the year-ago period.

Michael Tzannes, chief executive officer, said: "The drive to new ADSL2+ standards, based upon higher performance technology, continues to gain momentum. This is driven in large part by the desire of phone companies to deliver video services over next generation networks that utilize ADSL2+. Aware's StratiPHY technology is a market leader in performance and interoperability, and positions us to benefit as ADSL2 and ADSL2+ services deploy around the world."


Note: Aware's conference call will be broadcast live over the Internet today, August 3, 2004 at 5:00 p.m. Eastern Time. To listen to the call, please go to WWW.AWARE.COM, and click on "Investor Relations." The conference call may also be heard by calling (913) 981-5581 and referencing the confirmation number 613981. A replay of the call will be archived on our website after the call.

ABOUT AWARE
Aware, Inc. designs, develops, licenses and markets DSL technologies that enable broadband communications over existing telephone networks. Its solutions, including splitterless G.lite, full-rate ADSL, ADSL2, ADSL2+, Dr. DSL(R), StratiPHY2+(TM), and G.SHDSL, address central office as well as customer premise requirements. Aware is also a leading provider of standards-based biometric transaction and image compression software toolkits. More information about Aware can be found at http://www.aware.com.

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SAFE HARBOR WARNING
Portions of this release contain forward-looking statements regarding future events and are subject to risks and uncertainties, such as estimates or projections of future revenue and earnings and the growth of the DSL market. Aware wishes to caution you that there are factors that could cause actual results to differ materially from the results indicated by such statements. These factors include, but are not limited to: we have a unique business model, our quarterly results are difficult to predict, we depend on a limited number of licensees, we derive a significant amount of revenue from one customer, we depend on equipment companies to incorporate our technology into their products, we face intense competition from other DSL vendors, DSL technology competes with other technologies for broadband access, and our business is subject to rapid technological change. We refer you to the documents Aware files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our quarterly report on Form 10-Q for the quarter ended March 31, 2004 and other reports and filings made with the Securities and Exchange Commission.





Contact: Rob Weiskopf
Aware, Inc.
781-276-4000




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
                                                            AWARE, INC.
                                               CONSOLIDATED STATEMENTS OF OPERATIONS
                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                 JUNE 30,                          JUNE 30,
                                                      -------------- ---------------    -------------- ---------------
                                                           2004            2003               2004           2003
                                                      -------------- ---------------    -------------- ---------------
Revenue:
    Product sales....................................       $1,028            $586             $2,251         $1,296
    Contract revenue.................................        1,791           1,192              3,069          1,522
    Royalties........................................          906           1,039              2,007          1,946
                                                      -------------- ---------------    -------------- ---------------
     Total revenue..................................         3,725           2,817              7,327          4,764

Costs and expenses:
    Cost of product sales............................          195             191                532            336
    Cost of contract revenue.........................          653             287              1,320            550
    Research and development.........................        2,503           3,104              5,174          6,552
    Selling and marketing............................          667             625              1,271          1,200
    General and administrative.......................          630             611              1,223          1,259
                                                      -------------- ---------------    -------------- ---------------
     Total costs and expenses........................        4,648           4,818              9,520          9,897

Loss from operations.................................         (923)         (2,001)            (2,193)        (5,133)
Interest income......................................          115             157                238            326
                                                      -------------- ---------------    -------------- ---------------

Loss before provision for income taxes...............         (808)         (1,844)            (1,955)        (4,807)
Provision for income taxes...........................            -               -                  -              -
                                                      -------------- ---------------    -------------- ---------------

Net loss.............................................        ($808)        ($1,844)           ($1,955)       ($4,807)
                                                      ============== ===============    ============== ===============

Net loss per share - basic and diluted ..............       ($0.04)         ($0.08)            ($0.09)        ($0.21)

Weighted average shares - basic and diluted .........       22,766          22,705             22,759         22,701


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
                                                    AWARE, INC.
                                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                                  (IN THOUSANDS)

                                                                               JUNE 30,            DECEMBER 31,
                                                                                 2004                  2003
                                                                           ----------------     ------------------
ASSETS
     Cash and investments............................................              $38,599              $38,964
     Accounts receivable, net........................................                1,817                2,449
     Property and equipment, net.....................................                8,521                8,921
     Other assets, net...............................................                  445                  690
                                                                           ----------------     ------------------

     Total assets....................................................              $49,382              $51,024
                                                                           ================     ==================

LIABILITIES AND STOCKHOLDERS' EQUITY

     Total current liabilities.......................................               $1,602               $1,384

     Total stockholders' equity.....................................                47,780               49,640
                                                                           ----------------     ------------------

     Total liabilities and stockholders' equity......................              $49,382              $51,024
                                                                           ================     ==================


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